UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	CA	91770	Rosemead,	CA	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626) 302-2222			(626) 302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Southern California Edison Company: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Edison International	☐
Emerging growth company	Southern California Edison Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Edison International	☐
Southern California Edison Company	☐

This current report and its exhibits include forward-looking statements. Edison International and Southern California Edison Company ("SCE") based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and SCE. Edison International and SCE have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and SCE's combined Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly Reports on Form 10-Q. Additionally, Edison International and SCE provide direct links to Edison International and SCE presentations, documents and other information at edisoninvestor.com (Presentations and Updates) in order to publicly disseminate such information.
Item 7.01    Regulation FD Disclosure
Members of Edison International management will use the information in the presentation furnished as Exhibit 99.1 to this report in meetings with institutional investors and analysts and at investor conferences. The attached presentation will also be posted on edisoninvestor.com.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Business Update Presentation dated October 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: October 29, 2026

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: October 29, 2026